Putnam
Health Sciences
Trust

ANNUAL REPORT
August 31, 1997

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Fund highlights

* "Putnam Health Sciences is in new but capable hands . . . this low-expense fund is still a good play on the mature areas of the health-care sector. With just enough small-cap stocks to add spice, the fund's construction befits the moderately aggressive investor."

                          --  Morningstar Mutual Funds, July 4, 1997

* Putnam Health Sciences Trust's class A shares ranked 2 out of 29 health/biotechnology funds (top 7%) tracked by Lipper Analytical Services for the 1-year period ended September 30, 1997.*

CONTENTS

 4 Report from Putnam Management

 9 Fund performance summary

14 Portfolio holdings

18 Financial statements

 *Lipper rankings are based on total return performance, vary over time, and do not include the effects of sales charges. For the 1-year period ended 9/30/97, the fund's class B and class M shares ranked 4 and 3, respectively, out of 29 health/biotechnology funds. For the 5- and 10-year periods ended 9/30/97, the fund's class A shares ranked 5 out of 12 and 6 out of 7, respectively. Past performance is no guarantee of future results.



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Investors who purchased shares of Putnam Health Sciences Trust when it was introduced on May 28, 1982, and reinvested all distributions in additional shares saw their investment increase in value by nearly 10 times at the close of the fund's fiscal year on August 31, 1997 -- a healthy return indeed. While past results can never be taken as a guarantee of future returns, performance over other periods, as shown in the table on page 9, was similarly positive.

The fund enters its 16th full fiscal year with a new team of managers. Richard England, formerly with Aetna Equity Investors, joined Putnam in 1992 and has 11 years of investment experience. Roland W. Gillis, who has been with Putnam since 1995, was formerly with Keystone Custodian Funds and Loomis Sayles & Co. and has been in investment management for 22 years. David G. Carlson, who joined Putnam in 1990 from Coopers & Lybrand, has 9 years of investment experience.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
October 15, 1997



Report from the Fund Managers
Richard B. England, lead manager
Roland W. Gillis
David G. Carlson

Putnam Health Sciences Trust's strategy of spreading assets across companies of all sizes remained a key factor in its solid performance during the second half of fiscal 1997. The stocks of large companies, especially those in the pharmaceutical sector, represented a significant portion of your fund's portfolio and contributed greatly to returns. Over the 12 months ended August 31, 1997, record-breaking surges in a number of large-company indexes, including a rise above 8000 for the Dow Jones Industrial Average, were accompanied by generally dreary performance from the stocks of smaller companies. Indeed, for this period, which is your fund's fiscal year, the Standard & Poor's 500(registered trademark) Index, which is weighted in favor of large-company stocks, returned 40.62%, while the Russell 2000 Index, a measure of small-company stocks, gained 28.96%.

Despite this challenging environment, we drew upon the strongest sectors in the health-care industry, targeting companies that we expected would benefit from long-term trends rather than short-term economic fluctuations. For the August 31, 1997, fiscal year, your fund's class A shares provided an impressive total return of 32.46% at net asset value. The return taking maximum sales charges into account was 24.85%. For complete performance information, please refer to the summary that begins on page 9.

* BANNER YEAR FOR PHARMACEUTICAL STOCKS

In the fund's semiannual report, we noted that stocks of many pharmaceutical companies had delivered strong returns as the companies developed, tested, and received approval for new drugs. We're happy to report that this trend continued through the remainder of fiscal 1997. Since one of the most effective ways to control spiraling medical costs is to keep people out of the hospital, the ability to develop effective drugs with minimal side effects has become a very valuable asset. A number of pharmaceutical companies in your fund's portfolio are now dominating global markets by creating innovative products for the treatment and prevention of disease.

Warner-Lambert Company, for example, recently was cleared to market Rezulin, a drug for diabetes patients who are newly diagnosed or have problems with traditional insulin treatments. Approximately 16 million people in the United States have diabetes, and new guidelines for early diagnosis endorsed by the American Diabetes Association are expected to reveal an additional 2 million. The disease is estimated to cost the U.S. health-care system more than $100 billion annually. The strong performance of Warner-Lambert's stock can be attributed in part to this drug and also to the company's development of Lipitor, a drug for the treatment of high cholesterol. The company is expected to benefit greatly from this product, since the U.S. cholesterol drug market was estimated at more than $3 billion for 1996 and is expected to increase by 30% by the end of 1997. The worldwide market is estimated to total an additional $7 billion.

Another standout among the portfolio's pharmaceutical holdings was Schering-Plough Corp., developer of Claritin, the number one prescription antihistamine in the world. U.S. sales of this drug have risen strongly in calendar 1997, and Schering-Plough is expected to get approval soon to market Claritin in Japan, the world's second largest pharmaceutical market. Another leading Schering-Plough product, Intron A, is an antiviral and cancer treatment that has contributed greatly to the company's solid performance so far in 1997. Use of Intron A as a treatment for malignant melanoma and hepatitis C has increased significantly in the United States. While these holdings, along with others discussed in this report, were viewed favorably at the end of the fiscal period, all portfolio holdings are subject to review and adjustment in accordance with the fund's investment strategy and may vary in the future.

[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Pharmaceuticals                             38.1%

Medical supplies and devices                24.9%

Other health-care services                  11.4%

Managed services                             8.4%

Biotechnology                                8.0%

Footnote reads:
*Based on net assets as of 8/31/97. Holdings will vary over time.

* MEDICAL DEVICES: ANOTHER PROFITABLE SECTOR

Companies that develop innovative medical devices, especially those that control the rhythm of the heart, were significant contributors to your fund's performance in fiscal 1997. Guidant Corp., for example, has had great success with the Ventak AV, an electrode system that is implanted into a patient's shoulder to monitor and control heart activity. The Ventak AV is the only device on the market that is able to both pace and defibrillate an irregular heartbeat. Guidant Corp. is also known for its coronary stent -- a metal tube or coil that is used to keep arteries open. Guidant's Multi-Link stent was approved recently for sale in Japan and should be approved for sale in the United States within the next 6 to 9 months.

One of the small companies in your fund's portfolio, Arterial Vascular Engineering, Inc. (AVEI), has also made great progress with coronary stent systems. The company has the number-one-selling stent in Europe and recently received clearance to sell its entire line of devices in Japan. Both AVEI and Guidant are expected to be the first major competitors of pharmaceutical giant Johnson & Johnson in the U.S. coronary stent market.

* SMALL BIOTECH COMPANIES HELP FISCAL '97 RETURNS

While small-company stocks endured a tough year and represented a smaller portion of your fund's portfolio, several are worth noting, including Guilford Pharmaceuticals, Inc., a biotechnology company. Guilford recently announced a patent for its Gliadel Wafer, a compound used for postsurgical treatment of brain cancer. The product is designed to target specific tumors while minimizing the adverse side effects that have been present with other treatments. Guilford is also known for its efforts to develop treatments for neurological diseases like Parkinson's disease. Also in 1997, Guilford's stock was boosted by the company's alliance with Amgen, another biotechnology company. Under the agreement, Amgen will receive worldwide rights to several of Guilford's neurological compounds and will conduct clinical development, manufacturing, and marketing of the products.

[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Pfizer, Inc.
Pharmaceuticals

Eli Lilly & Co.
Pharmaceuticals

Warner-Lambert Co.
Pharmaceuticals

Merck & Co., Inc.
Pharmaceuticals

Abbott Laboratories
Medical supplies and devices

Schering-Plough Corp.
Pharmaceuticals

Bristol-Myers Squibb Co.
Pharmaceuticals

American Home Products Corp.
Pharmaceuticals

Johnson & Johnson
Medical supplies and devices

SmithKline Beecham PLC ADR (United Kingdom)
Pharmaceuticals

Footnote reads:
These holdings represent 33.7% of the fund's net assets as of 8/31/97. Portfolio holdings will vary over time.

Another small-company biotech holding, Medimmune, Inc., recently presented very positive clinical results for MEDI-493, a drug designed to prevent RSV, a life-threatening respiratory virus in infants. Medimmune expects to receive FDA approval in the near future, which should present a large market opportunity.

Despite these success stories, the biotechnology industry as a whole was disappointing during fiscal 1997, and our decision to maintain an underweighted position in this sector proved to be a prudent one. Of course, we will continue to monitor this sector carefully and to shift portfolio weightings appropriately.

* PROMISING NEW FISCAL YEAR ANTICIPATED

Despite disappointments in the hospital, health maintenance organization
(HMO), and biotechnology sectors, we have been able to uncover opportunities in many health-care sectors that have contributed to stellar returns for fiscal 1997. As we enter a new fiscal year, we remain optimistic about a number of promising industry trends, including mergers, acquisitions, and an aging population that will favor virtually every health-care sector. Of course, we will continue to diversify across a variety of health-care subsectors, seeking stocks with long-term growth potential.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 8/31/97, there is no guarantee the fund will continue to hold these securities in the future. Funds investing in a single sector may be subject to more volatility than funds investing in a diverse group of sectors.



Performance summary

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Health Sciences Trust is designed for investors seeking capital appreciation through investments in the health sciences industries.

TOTAL RETURN FOR PERIODS ENDED 8/31/97
                               Class A         Class B          Class M
                              (5/28/82)       (3/1/93)         (7/3/95)
                             NAV     POP     NAV    CDSC      NAV    POP
------------------------------------------------------------------------------
1 year                      32.46%  24.85%  31.46%  26.46%  31.79%  27.18%
------------------------------------------------------------------------------
5 years                    136.79  123.15  127.80  125.80  130.91  122.85
Annual average              18.82   17.41   17.90   17.69   18.22   17.38
------------------------------------------------------------------------------
10 years                   316.56  292.58  283.24  283.24  293.42  279.64
Annual average              15.34   14.65   14.38   14.38   14.68   14.27
------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 8/31/97
                                          Standard & Poor's        Consumer
                                          500 Index              Price Index
------------------------------------------------------------------------------
1 year                                       40.62%                 2.23%
------------------------------------------------------------------------------
5 years                                     146.29                 14.12
Annual average                               19.76                  2.68
------------------------------------------------------------------------------
10 years                                    266.42                 40.56
Annual average                               13.87                  3.46
------------------------------------------------------------------------------

Returns for class A and class M shares reflect the current maximum initial sales charges of 5.75% for class A shares and 3.50% for class M shares. One-, five-, and ten-year (when available) returns for class B shares reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declines each year to 1% in the sixth year, and is eliminated thereafter. Returns shown for class B and class M shares for periods prior to their inception are derived from the historical performance of class A shares, adjusted to reflect both the initial sales charge or CDSC, if any, currently applicable to each class and, in the case of class B and class M shares, the higher operating costs applicable to such shares. All returns assume reinvestment of distributions at NAV and represent past performance; they do not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

[GRAPHIC OMITTED: GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT
Cumulative total return of a $10,000 investment since 8/31/97

                               S&P 500
Date/year    Fund at POP        Index         CPI

8/31/87         9425            10000        10000

8/31/88         7654             8212        10402

8/31/89        10267            11437        10892

8/31/90        11809            10861        11503

8/31/91        16767            13788        11941

8/31/92        16569            14878        12316

8/31/93        15509            17141        12657

8/31/94        19135            18077        13024

8/31/95        23881            21948        13365

8/31/96        29639            26057        13750

8/31/97        39258            36642        14056

Footnote reads:
Past performance is no assurance of future results.
At the end of the same time period, a $10,000 investment in the fund's class B shares would have been valued at $38,324 and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $39,342 ($37,964 at public offering price). See first page of performance section for performance calculation method.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 8/31/97

                          Class A         Class B         Class M
------------------------------------------------------------------------------
Distributions (number)       1               1                1
------------------------------------------------------------------------------
Income                    $0.085             --               --
------------------------------------------------------------------------------
Capital gains
------------------------------------------------------------------------------
Long term                  1.326          1.326            1.326
------------------------------------------------------------------------------
Short term                 0.274          0.274            0.274
------------------------------------------------------------------------------
  Total                   $1.685         $1.600           $1.600
------------------------------------------------------------------------------
Share value:                 NAV     POP     NAV     NAV     POP
------------------------------------------------------------------------------
8/31/96                   $43.67   $46.33  $42.94  $43.54  $45.12
------------------------------------------------------------------------------
8/31/97                    55.82    59.23   54.54   55.47   57.48
------------------------------------------------------------------------------

TOTAL RETURN FOR PERIODS ENDED 9/30/97
(most recent calendar quarter)

                                Class A         Class B         Class M
                               (5/28/82)       (3/1/93)        (7/3/95)
                              NAV     POP     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year                      33.72%  26.04%  32.69%  27.69%   33.06%  28.42%
------------------------------------------------------------------------------
5 years                    160.79  145.78  150.84  148.84   154.31  145.40
Annual average              21.13   19.70   20.19   20.00    20.52   19.67
------------------------------------------------------------------------------
10 years                   360.65  334.17  323.90  323.90   335.21  320.04
Annual average              16.50   15.82   15.54   15.54    15.84   15.43
------------------------------------------------------------------------------

Performance data represent past results, do not reflect future performance, and will differ for each share class. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Class A shares are generally subject to an initial sales charge.

Class B shares may be subject to a sales charge upon redemption.

Class M shares have a lower initial sales and a higher 12b-1 fee than class A shares and no sales charge on redemption.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 5.75% sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

COMPARATIVE BENCHMARKS

Standard & Poor's 500 Index* is an unmanaged list of common stocks that is frequently used as a general measure of stock market performance

Dow Jones Industrial Average* is an unmanaged list of 30 common stocks frequently used as a general measure of stock market performance. Its performance figures reflect changes of market prices and reinvestment of all distributions but are not adjusted for commissions or other costs.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

 *Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or taxes. Securities in the fund do not match those in the indexes and performance of the fund will differ. It is not possible to invest directly in an index.



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VISIT PUTNAM'S NEW SITE ON THE WORLD WIDE WEB TO FIND OUT:

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New features will be added to the site on an ongoing basis. So, visit us at http://www.putnaminv.com -- often!



Report of independent accountants
For the fiscal year ended August 31, 1997

To the Trustees and Shareholders of
Putnam Health Sciences Trust

We have audited the accompanying statement of assets and liabilities of Putnam Health Sciences Trust, including the portfolio of investments owned, as of August 31, 1997, and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Health Sciences Trust as of August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                    Coopers & Lybrand L.L.P.
Boston, Massachusetts
October 10, 1997



Portfolio of investments owned
August 31, 1997


COMMON STOCKS (95.3%) *
NUMBER OF SHARES                                                                                       VALUE

Biotechnology (8.0%)
------------------------------------------------------------------------------------------------------------
        100,000  Aastrom Biosciences, Inc. +                                                   $     375,000
         80,000  Affymetrix, Inc. +                                                                2,680,000
        246,500  Amylin Pharmaceuticals, Inc. +                                                    1,956,594
        200,000  Arris Pharmaceutical Corp. +                                                      2,725,000
        804,300  Biochem Pharmaceutical, Inc. +                                                   20,861,531
        330,000  Biogen, Inc. +                                                                   12,993,750
        384,000  CN Biosciences, Inc. +[SECTION MARK]                                              7,392,000
        318,500  GelTex Pharmaceuticals, Inc. +                                                    6,409,813
        232,500  Genentech, Inc.-Special Common +                                                 13,281,563
        450,000  Genzyme Corp. +                                                                  12,656,250
        368,500  Guilford Pharmaceuticals, Inc. +                                                  9,903,438
        160,000  IDEC Pharmaceuticals Corp. +                                                      4,860,000
        200,000  ILEX Oncology, Inc. +                                                             3,175,000
        231,100  Imnet Systems, Inc. +                                                             7,626,300
        470,000  La Jolla Pharmaceutical Co. +                                                     2,203,125
        200,000  Ligand Pharmaceuticals, Inc. Class B +                                            2,900,000
        197,200  Martek Biosciences Corp. +                                                        2,884,050
        401,300  Medimmune, Inc. +                                                                10,634,450
        177,000  Microcide Pharmaceuticals, Inc. +                                                 2,124,000
        130,000  Millennium Pharmaceuticals, Inc. +                                                1,755,000
        313,400  Neurocrine Biosciences, Inc. +                                                    2,546,375
        112,500  Neurogen Corp. +                                                                  2,214,844
        560,000  NPS Pharmaceuticals, Inc. +                                                       4,760,000
        296,200  Protein Design Labs, Inc. +                                                      10,552,125
        359,800  SangStat Medical Corp. +                                                          8,275,400
        285,000  SEQUIS Pharmaceuticals, Inc. +                                                    1,923,750
        261,400  Transkaryotic Therapies, Inc. (Malaysia) +                                        8,201,425
        189,546  Vertex Pharmaceuticals, Inc. +                                                    6,491,951
        410,000  ViroPharma, Inc. +                                                                6,560,000
                                                                                              --------------
                                                                                                 180,922,734

Healthcare Information Systems (2.4%)
------------------------------------------------------------------------------------------------------------
        288,300  HBO & Co.                                                                        20,649,488
        200,600  HCIA, Inc. +                                                                      3,109,300
        129,800  Incyte Pharmaceuticals, Inc. +                                                    7,852,900
        365,800  Medic Computer Systems, Inc. +                                                   11,431,250
        825,400  Physicians Computer Network +                                                     5,726,213
         96,900  Shared Medical Systems Corp.                                                      4,748,100
                                                                                              --------------
                                                                                                  53,517,251

Managed Services (8.4%)
------------------------------------------------------------------------------------------------------------
        371,300  Advanced Health Corp. + [SECTION MARK]                                            8,911,200
        278,400  Aetna, Inc.                                                                      26,569,800
        476,400  Centennial HealthCare Corp. +                                                     9,587,550
         89,100  CIGNA Corp.                                                                      16,338,713
        600,000  Compdent Corp. +[SECTION MARK]                                                   14,550,000
        263,800  Coventry Corp. +                                                                  4,385,675
         84,000  Express Scripts, Inc. Class A +                                                   4,189,500
        350,000  HealthCare COMPARE Corp. +                                                       19,512,500
        227,000  Oxford Health Plans, Inc. +                                                      16,599,375
        703,000  Physician Reliance Network, Inc. +                                                6,986,063
        251,700  Trigon Healthcare, Inc. +                                                         6,009,338
        451,600  United Healthcare Corp.                                                          21,959,050
        185,400  United Wisconsin Services, Inc.                                                   6,060,263
        530,900  Wellpoint Health Networks, Inc. +                                                28,867,688
                                                                                              --------------
                                                                                                 190,526,715

Medical Supplies and Devices (24.9%)
------------------------------------------------------------------------------------------------------------
      1,285,600  Abbott Laboratories                                                              77,055,650
        270,000  Arrow International, Inc.                                                         7,998,750
        308,400  Arterial Vascular Engineering, Inc. +                                            11,410,800
        485,500  Ballard Medical Products                                                         11,227,188
        530,000  Bard (C.R.), Inc.                                                                18,285,000
        446,250  Baxter International, Inc.                                                       23,734,922
        450,100  Biomet, Inc.                                                                      9,339,575
        458,745  Boston Scientific Corp. +                                                        32,341,523
        480,950  Cardinal Health, Inc.                                                            31,862,938
        264,500  Cytyc Corp. +                                                                     5,290,000
        222,819  Del Global Technologies Corp. +                                                   2,256,042
        447,600  Guidant Corp.                                                                    39,304,875
        844,600  IDEXX Laboratories, Inc. +                                                       15,889,038
        634,100  InControl, Inc. +                                                                 5,706,900
        933,264  Johnson & Johnson                                                                52,904,403
        141,300  McKesson Corp.                                                                   13,238,044
        497,029  Medtronic, Inc.                                                                  44,918,996
        400,000  Mentor Corp.                                                                     12,300,000
        421,400  Minimed, Inc. +                                                                  14,801,675
        205,000  Molecular Devices Corp. +                                                         3,920,625
         37,100  Neuromedical Systems, Inc. +                                                        129,850
        160,400  Ocular Sciences, Inc. +                                                           3,067,650
        463,600  Omnicare, Inc.                                                                   13,415,425
        337,700  Perclose, Inc. +                                                                  7,935,950
        204,800  Perkin-Elmer Corp.                                                               15,155,200
        332,800  Sabratek Corp. +                                                                 12,064,000
        311,000  Steris Corp. +                                                                   11,662,500
        640,800  Stryker Corp.                                                                    25,591,950
        346,800  Thermotrex Corp. +                                                                8,821,725
        271,100  Trex Medical Corp. +                                                              4,202,050
        361,200  U.S. Surgical Corp.                                                              11,897,025
        250,000  Ventana Medical Systems, Inc. +                                                   4,031,250
        248,400  Waters Corp. +                                                                    8,274,825
        240,000  Wesley Jessen VisionCare, Inc. +                                                  6,240,000
                                                                                              --------------
                                                                                                 566,276,344

Other Health Care Services (11.4%)
------------------------------------------------------------------------------------------------------------
        177,800  ABR Information Services, Inc. +                                                  4,778,375
        176,100  Amerisource Health Corp. Class A +                                                8,816,006
        525,400  Applied Analytical Industries, Inc. +                                            12,149,875
        757,400  Beverly Enterprises, Inc. +                                                      12,355,088
        343,300  Genesis Health Ventures, Inc. +                                                  11,972,588
        330,000  Health Care & Retirement Corp. +                                                 12,024,375
        150,000  Health Management Assoc., Inc. +                                                  4,434,375
      1,485,600  Healthsouth Rehabilitation Corp. +                                               37,047,150
        198,000  Lincare Holdings, Inc. +                                                          9,442,125
        180,000  Manor Care, Inc.                                                                  5,557,500
        662,625  National Surgery Centers, Inc. +                                                 13,142,063
        438,200  OccuSystems, Inc. +                                                              13,803,300
        234,100  On Assignment, Inc. +                                                            10,563,763
        665,000  Owens & Minor, Inc. Holding Co.                                                   9,019,063
        523,710  Pharmaceutical Product Development, Inc. +                                       11,390,693
        700,000  Physician Sales & Service, Inc. +                                                11,900,000
        357,800  Quintiles Transnational Corp. +                                                  27,908,400
        477,100  Quorum Health Group, Inc. +                                                      16,251,219
        120,000  Sunrise Assisted Living, Inc. +                                                   3,735,000
        475,800  Tenet Healthcare Corp. +                                                         12,965,550
        208,700  Total Renal Care Holdings, Inc. +                                                 9,548,025
                                                                                              --------------
                                                                                                 258,804,533

Pharmaceuticals (38.1%)
------------------------------------------------------------------------------------------------------------
        513,000  Alpharma, Inc. Class A                                                           11,253,938
        330,000  Alza Corp. +                                                                      9,570,000
        893,000  American Home Products Corp.                                                     64,296,000
        928,600  Bristol-Myers Squibb Co.                                                         70,573,600
        340,000  Dura Pharmaceuticals, Inc. +                                                     12,112,500
        383,020  Elan Corp. PLC ADR (Ireland) +                                                   17,427,410
      1,282,500  Glaxo Wellcome PLC ADR (United Kingdom)                                          51,139,688
        331,600  Inhale Therapeutic Systems +                                                      7,461,000
        975,800  Lilly (Eli) & Co.                                                               102,093,063
        300,000  Medicis Pharmaceutical Corp. Class A +                                           11,925,000
        849,300  Merck & Co., Inc.                                                                77,976,356
         31,266  Novartis AG (Switzerland)                                                        44,204,378
      1,930,000  Pfizer, Inc.                                                                    106,873,750
        356,300  Pharmacia & Upjohn, Inc.                                                         12,136,469
        330,000  R.P. Scherer Corp. +                                                             18,583,125
        101,000  Schering AG (Germany) +                                                           9,804,254
      1,528,900  Schering-Plough Corp.                                                            73,387,200
        503,200  Sepracor, Inc. +                                                                 11,070,400
      1,206,000  SmithKline Beecham PLC ADR (United Kingdom)                                      52,234,875
         30,000  Sonus Pharmaceuticals, Inc. +                                                     1,196,250
        283,200  Warner Chilcott Laboratories (Ireland) +                                          5,239,200
        700,000  Warner-Lambert Co.                                                               88,943,750
        237,500  Zonagen, Inc. +                                                                   7,510,938
                                                                                              --------------
                                                                                                 867,013,144

Retail (2.1%)
------------------------------------------------------------------------------------------------------------
        415,300  CVS Corp.                                                                        23,412,538
        505,300  Rite Aid Corp.                                                                   25,296,581
                                                                                              --------------
                                                                                                  48,709,119
                                                                                              --------------
                  Total Common Stocks (cost $1,335,654,791)                                   $2,165,769,840

CONVERTIBLE BONDS AND NOTES (0.4%) * (cost $10,000,000)
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
   $ 10,000,000  Synetic, Inc. cv. sub. deb. 5s, 2007                                         $    9,562,500

SHORT-TERM INVESTMENTS (4.2%) *
PRINCIPAL AMOUNT                                                                                       VALUE
------------------------------------------------------------------------------------------------------------
     25,000,000  Federal Home Loan Mortgage Corp. effective yield of 5.43%,
                   September 19, 1997                                                         $   24,928,354
     71,009,000  Interest in $500,000,000 joint repurchase agreement dated August 29, 1997 with Morgan Stanley & Co., Inc.
                   due September 2, 1997 with respect to various
                   U.S. Treasury obligations -- maturity value of $71,052,947
                   for an effective yield of 5.57%                                                71,030,973
                                                                                              --------------
                 Total Short-Term Investments (cost $95,959,327)                              $   95,959,327
------------------------------------------------------------------------------------------------------------
                 Total Investments (cost $1,441,614,118) ***                                  $2,271,291,667
------------------------------------------------------------------------------------------------------------

  *  Percentages indicated are based on net assets of $2,272,789,788.

***  The aggregate identified cost on a tax basis is $1,441,948,914, resulting in gross unrealized appreciation and depreciation of $862,962,585 and $33,619,832, respectively, or net unrealized appreciation of $829,342,753.

  +  Non-income-producing security.

[SECTION MARK] Affiliated Companies (Note 5)

     ADR after the name of a foreign holding stands for American Depository
     Receipts representing ownership of foreign securities on deposit with a domestic custodian bank.

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
August 31, 1997

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $1,441,614,118) (Note 1)                                            $2,271,291,667
---------------------------------------------------------------------------------------------------
Cash                                                                                      2,887,657
---------------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                                 2,547,859
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                   10,309,539
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                               13,437
---------------------------------------------------------------------------------------------------
Total assets                                                                          2,287,050,159

Liabilities
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          5,249,433
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                3,727,796
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                              3,254,313
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                  449,051
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                36,286
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  3,741
---------------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                                    1,229,814
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                      309,937
---------------------------------------------------------------------------------------------------
Total liabilities                                                                        14,260,371
---------------------------------------------------------------------------------------------------
Net assets                                                                           $2,272,789,788

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                      $1,224,104,324
---------------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                                709,903
---------------------------------------------------------------------------------------------------
Accumulated net realized gain on investment (Note 1)                                    218,298,012
---------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              829,677,549
---------------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                           $2,272,789,788

Computation of net asset value and offering price
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($1,681,187,332 divided by 30,117,875 shares)                                                $55.82
---------------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $55.82)*                                      $59.23
---------------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($567,927,661 divided by 10,412,565 shares)**                                                $54.54
---------------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($23,674,795 divided by 426,766 shares)                                                      $55.47
---------------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $55.47)*                                      $57.48
---------------------------------------------------------------------------------------------------
 * On single retail sales of less than $50,000. On sales of $50,000 more and on group sales the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.





Statement of operations
Year ended August 31, 1997

Investment income:
--------------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $149,716)                                             $17,846,473
--------------------------------------------------------------------------------------------------
Interest                                                                                 6,243,561
--------------------------------------------------------------------------------------------------
Total investment income                                                                 24,090,034

Expenses:
Compensation of Manager (Note 2)                                                        10,970,406
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                           3,033,097
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                           68,771
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                            22,603
--------------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                                    3,565,887
--------------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                                    4,004,489
--------------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                      109,935
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                    129,069
--------------------------------------------------------------------------------------------------
Registration fees                                                                           44,671
--------------------------------------------------------------------------------------------------
Auditing                                                                                    61,869
--------------------------------------------------------------------------------------------------
Legal                                                                                       24,968
--------------------------------------------------------------------------------------------------
Postage                                                                                    424,854
--------------------------------------------------------------------------------------------------
Other                                                                                      500,219
--------------------------------------------------------------------------------------------------
Total expenses                                                                          22,960,838
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                (536,267)
--------------------------------------------------------------------------------------------------
Net expenses                                                                            22,424,571
--------------------------------------------------------------------------------------------------
Net investment income                                                                    1,665,463
--------------------------------------------------------------------------------------------------
Net realized gain on investments (Notes 1, 3 and 5) (including realized
loss of $384,436 on sales of investments in affiliated issuers)                        239,230,201
--------------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                                (21,182)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year                             255,685,321
--------------------------------------------------------------------------------------------------
Net gain on investments                                                                494,894,340
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                  $496,559,803
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                           Year ended August 31
                                                                                     --------------------------------
                                                                                               1997               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                $    1,665,463     $    4,244,121
----------------------------------------------------------------------------------------------------------------------
Net realized gain on investments and foreign
currency transactions                                                                   239,209,019         37,691,811
----------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation of investments                                              255,685,321        209,775,087
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                    496,559,803        251,711,019
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income
Class A                                                                                  (2,287,254)        (6,939,764)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                          --           (305,285)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                          --             (6,787)
----------------------------------------------------------------------------------------------------------------------
From net realized gain on investments
Class A                                                                                 (43,054,189)       (23,696,924)
----------------------------------------------------------------------------------------------------------------------
Class B                                                                                 (11,235,464)        (3,517,887)
----------------------------------------------------------------------------------------------------------------------
Class M                                                                                    (360,240)           (43,157)
----------------------------------------------------------------------------------------------------------------------
Increase from capital share transactions (Note 4)                                       383,398,689        189,432,991
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                            823,021,345        406,634,206

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of year                                                                     1,449,768,443      1,043,134,237
----------------------------------------------------------------------------------------------------------------------
End of year (including undistributed net investment income
of $709,903 and $1,331,694, respectively)                                            $2,272,789,788     $1,449,768,443
----------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

CLASS A
------------------------------------------------------------------------------------------------------------------------------------


Per-share
operating performance                                                        Year ended August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $43.67           $36.21           $29.77           $24.40           $28.31
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                          .13 (c)          .19              .23              .30              .26
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          13.71             8.46             6.99             5.36            (1.82)
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               13.84             8.65             7.22             5.66            (1.56)
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                    (.09)            (.27)            (.26)            (.24)            (.13)
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.60)            (.92)            (.52)            (.05)           (2.22)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.69)           (1.19)            (.78)            (.29)           (2.35)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $55.82           $43.67           $36.21           $29.77           $24.40
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           32.46            24.12            24.81            23.38            (6.45)
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                 $1,681,187       $1,166,794         $929,484         $789,598         $764,443
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.08             1.10             1.12             1.12             1.13
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                             .26              .43              .70              .96              .91
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              44.54            10.55            19.51            23.18            45.46
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0535           $.0718
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS B
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                       March 1, 1993+
operating performance                                                 Year ended August 31                       to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                     1997             1996             1995             1994             1993
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                $42.94           $35.72           $29.47           $24.28           $24.02
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         (.24)(c)         (.13)(c)          .11              .10              .05 (c)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                          13.44             8.35             6.78             5.33              .21
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                               13.20             8.22             6.89             5.43              .26
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                      --             (.08)            (.12)            (.19)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                      (1.60)            (.92)            (.52)            (.05)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                 (1.60)           (1.00)            (.64)            (.24)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                      $54.54           $42.94           $35.72           $29.47           $24.28
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                           31.46            23.19            23.83            22.49            (1.08)*
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                   $567,928         $273,243         $113,329          $55,424          $18,455
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                            1.83             1.85             1.88             1.87              .96 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                            (.49)            (.31)            (.05)             .24              .21 *
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                              44.54            10.55            19.51            23.18            45.46
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                      $.0535           $.0718
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Financial highlights
(For a share outstanding throughout the period)

CLASS M
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                               For the period
Per-share                                                                                                        July 3, 1995+
operating performance                                                                  Year ended August 31      to August 31
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       1997             1996             1995
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                                                                  $43.54           $36.17           $33.96
------------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                           (.12)(c)         (.02)(c)         (.02)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                                                            13.65             8.46             2.23
------------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations                                                                 13.53             8.44             2.21
------------------------------------------------------------------------------------------------------------------------------------
Less distributions:
------------------------------------------------------------------------------------------------------------------------------------
From net
investment income                                                                        --             (.15)              --
------------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                                                        (1.60)            (.92)              --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                                   (1.60)           (1.07)              --
------------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                                                                        $55.47           $43.54           $36.17
------------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(a)                                                             31.79            23.51             6.51 *
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                                      $23,675           $9,732             $321
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%) (b)                                                             1.58             1.61              .30 *
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)                                                              (.24)            (.05)            (.02)*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                                                                44.54            10.55            19.51 *
------------------------------------------------------------------------------------------------------------------------------------
Average commission
rate paid (d)                                                                        $.0535           $.0718
------------------------------------------------------------------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) The ratio of expenses to average net assets for the period ended August 31, 1996 and thereafter, include amounts paid through expense offset arrangements and brokerage service arrangements. Prior period ratios exclude these amounts. (Note 2)

(c) Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

(d) Average commission rate paid on security trades is required for fiscal periods beginning on or after September 1, 1995.




Notes to financial statements
August 31, 1997

Note 1
Significant accounting policies

Putnam Health Sciences ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing primarily in the common stocks of companies in the health sciences industries.

The fund offers class A, class B and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75 %. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value, and other investments are stated at fair value following procedures approved by the Trustees. Foreign securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate.

B) Joint trading account Pursuant to an exemptive order issued by the Securities and Exchange Commission, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc. These balances may be invested in one or more repurchase agreements and/or short-term money market instruments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such fluctuations are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held and for excise tax on income and capital gains.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gain distributions, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended August 31, 1997, the fund required no such reclassifications.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Management for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter. Prior to December 20, 1996 any amount over $1.5 billion was based on 0.50%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended August 31, 1997, fund expenses were reduced by $536,267 under expense offset arrangements with PFTC and brokerage service arrangements. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $2,130 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to 0.35%, 1.00% and 1.00% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00% and 0.75% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended August 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $862,756 and $33,622 from the sale of class A and class M shares, respectively and $611,861 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended August 31, 1997, Putnam Mutual Funds Corp., acting as underwriter received $4,102 on class A redemptions.

Note 3
Purchase and sales of securities

During the year ended August 31, 1997, purchases and sales of investment securities other than short-term investments aggregated $1,081,450,155 and $770,821,219, respectively. There were no purchases and sales of U.S. government obligations. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At August 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      17,235,544    $ 861,557,693
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       784,043       36,473,739
------------------------------------------------------------
                                 18,019,587      898,031,432

Shares
repurchased                     (14,621,740)    (728,618,530)
------------------------------------------------------------
Net increase                      3,397,847    $ 169,412,902
------------------------------------------------------------

                                           Year ended
                                         August 31, 1996
------------------------------------------------------------
Class A                              Shares           Amount
------------------------------------------------------------
Shares sold                      13,918,363    $ 599,209,089
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       595,488       24,385,358
------------------------------------------------------------
                                 14,513,851      623,594,447

Shares
repurchased                     (13,463,980)    (579,395,669)
------------------------------------------------------------
Net increase                      1,049,871    $  44,198,778
------------------------------------------------------------

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       6,452,852    $ 322,027,608
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       197,008        9,001,277
------------------------------------------------------------
                                  6,649,860      331,028,885

Shares
repurchased                      (2,601,055)    (127,578,073)
------------------------------------------------------------
Net increase                      4,048,805    $ 203,450,812
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class B                              Shares           Amount
------------------------------------------------------------
Shares sold                       5,867,835    $ 249,843,040
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                        77,198        3,124,835
------------------------------------------------------------
                                  5,945,033      252,967,875

Shares
repurchased                      (2,754,090)    (117,038,817)
------------------------------------------------------------
Net increase                      3,190,943    $ 135,929,058
------------------------------------------------------------

                                            Year ended
                                         August 31, 1997
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         379,404     $ 19,325,876
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         6,638          307,944
------------------------------------------------------------
                                    386,042       19,633,820

Shares
repurchased                        (182,819)      (9,098,845)
------------------------------------------------------------
Net increase                        203,223     $ 10,534,975
------------------------------------------------------------

                                            Year ended
                                         August 31, 1996
------------------------------------------------------------
Class M                              Shares           Amount
------------------------------------------------------------
Shares sold                         317,824      $13,735,757
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                         1,093           44,599
------------------------------------------------------------
                                    318,917       13,780,356

Shares
repurchased                        (104,244)      (4,475,201)
------------------------------------------------------------
Net increase                        214,673      $ 9,305,155
------------------------------------------------------------

Note 5
Transactions with Affiliated Issues

Transactions during the period with companies in which the fund owns at least 5% of the voting securities were as follows:

                    Purchase        Sales  Dividend       Market
Affiliates              cost         cost    Income        Value
----------------------------------------------------------------
Advanced
Health Corp.     $ 4,976,445   $       --  $    --   $ 8,911,200

CN Biosciences,
Inc.               5,307,505           --       --     7,392,000

Compdent Corp.     8,850,000           --       --    14,550,000

Rightchoice
Managed Care,
Inc.                      --    2,433,544       --            --
----------------------------------------------------------------
Totals           $19,133,950   $2,433,544  $    --   $30,853,200
----------------------------------------------------------------



Federal tax information
(Unaudited)

Pursuant to Section 852 of the Internal Revenue Code, the Fund hereby designates $242,554,185 (or if different, the amount necessary to offset net capital gain earned by the Fund) as capital gain dividends for its taxable year ended August 31, 1997.

The fund has designated 63.11% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

The Form 1099 you receive in January 1998 will show the tax status of all distributions paid to your account in calendar 1997.



PUTNAM GROWTH FUNDS

Asia Pacific Growth Fund

Capital Appreciation Fund

Diversified Equity Trust

Europe Growth Fund

Global Growth Fund

Global Natural Resources Fund

Growth Opportunities Fund

Health Sciences Trust

International Growth Fund *

International New Opportunities Fund

Investors Fund

New Opportunities Fund +

OTC & Emerging Growth Fund [DBL. DAGGER]

Vista Fund

Voyager Fund

Voyager Fund II

PUTNAM GROWTH
AND INCOME FUNDS

Balanced Retirement Fund

Convertible Income-Growth Trust

Equity Income Fund

The George Putnam Fund of Boston

The Putnam Fund for Growth and Income

Growth and Income Fund II

International Growth and Income Fund

New Value Fund

Utilities Growth and Income Fund

PUTNAM INCOME FUNDS

American Government Income Fund

Diversified Income Trust

Diversified Income Trust II

Federal Income Trust

Global Governmental Income Trust

High Yield Advantage Fund

High Yield Total Return Fund

High Yield Trust +

Income Fund

Money Market Fund **

Intermediate U.S. Government

Income Fund

Preferred Income Fund

U.S. Government Income Trust

PUTNAM TAX-FREE
INCOME FUNDS

Municipal Income Fund

Tax Exempt Income Fund

Tax Exempt Money Market Fund**

Tax-Free High Yield Fund

Tax-Free Insured Fund

State tax-free income funds [SECTION MARK]

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

LIFESTAGESM FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio

Asset Allocation: Conservative Portfolio

Asset Allocation: Growth Portfolio

 * Formerly Overseas Growth Fund

 + Closed to new investors. Some exceptions may apply. Contact Putnam for details.

 [DBL. DAGGER] Formerly OTC Emerging Growth Fund

 [SECTION MARK] Not available in all states.

 ** An investment in a money market fund is neither insured nor guaranteed by the U.S. government. These funds are managed to maintain a price of $1.00 per share, although there is no assurance that this price will be maintained in the future.

Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

Coopers & Lybrand L.L.P.

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

John J. Morgan, Jr.
Vice President

Richard B. England
Vice President and Fund Manager

Roland W. Gillis
Vice President and Fund Manager

David G. Carlson
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam Health Sciences Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution; are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency; and involve risk, including the possible loss of the principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
--------------------

AN008-36575-021/335/2AB   10/97